9/24/10 9 56 AM

OMB No. 2502-0265

# A. U.S. Department of Housing and Urban Development

## Settlement Statement

| B. Type of Loan | | |
|---|---|---|
| 1. [ ] FHA | 2. [ ] FMHA | 3. [ ] Conv. Unins. |
| 4. [ ] VA | 5. [ ] Conv. Ins. | |
| 6. File Number 201000642 | 7. Loan Number | |
| 8. Mortgage Ins. Case No. | | |

**C. Note:** This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked ("POC") were paid outside the closing: they are shown here for information purposes and are not included in the totals.

| | |
|---|---|
| D. Name of Borrower: | Blue Victory Holdings, Inc., 4400 Ambassador Caffery Pkwy., Suite A, Box 347, Lafayette, LA 70508 |
| E. Name of Seller: | Ouida Marie Dubois Young, c/o 22926 LA Hwy 333, Abbeville, LA 70510 |
| F. Name of Lender: | |
| G. Property Location: | 129 Mimosa Place, Lafayette, LA 70506 |
| H. Settlement Agent: | Central Title, L.L.C. (337) 234-0199 |
| Place of Settlement: | 2519 West Pinhook Road, Lafayette, LA 70508 |
| I. Settlement Date: | 9/27/2010 |
| Proration Date: | 9/27/2010 |

| J. Summary of Borrower's Transaction | | K. Summary of Seller's Transaction | |
|---|---|---|---|
| **100. Gross amount due from borrower:** | | **400. Gross amount due to seller:** | |
| 101. Contract sales price | 68,000.00 | 401. Contract sales price | 68,000.00 |
| 102. Personal property | | 402. Personal property | |
| 103. Settlement charges to borrower (line 1400) | 1,180.00 | 403. | |
| 104. | | 404. | |
| 105. | | 405. | |
| Adjustments for items paid by seller in advance: | | Adjustments for items paid by seller in advance: | |
| 106. City/town taxes | | 406. City/town taxes | |
| 107. County taxes | | 407. County taxes | |
| 108. Assessments | | 408. Assessments | |
| 109. | | 409. | |
| 110. | | 410. | |
| 111. | | 411. | |
| 112. | | 412. | |
| **120. Gross amount due from borrower:** | 69,180.00 | **420. Gross amount due to seller:** | 68,000.00 |
| **200. Amounts paid by or in behalf of the borrower:** | | **500. Reduction in amount due to seller:** | |
| 201. Deposit or earnest money $500.00 POC | | 501. Excess deposit (see instructions) | |
| 202. Principal amount of new loan(s) | | 502. Settlement charges to seller (line 1400) | 4,615.00 |
| 203. Existing loan(s) taken subject to | | 503. Existing loan(s) taken subject to | |
| 204. | | 504. Payoff of first mortgage loan | |
| 205. | | 505. Payoff of second mortgage loan | |
| 206. | | 506. | |
| 207. | | 507. Fed Ex (Payoff Letter) | |
| 208. | | 508. | |
| 209. | | 509. | |
| Adjustments for items unpaid by seller: | | Adjustments for items unpaid by seller: | |
| 210. City/town taxes 1/1/2010 to 9/27/2010 | 57.91 | 510. City/town taxes 1/1/2010 to 9/27/2010 | 57.91 |
| 211. County taxes | | 511. County taxes | |
| 212. Assessments | | 512. Assessments | |
| 213. | | 513. | |
| 214. | | 514. | |
| 215. | | 515. | |
| 216. | | 516. | |
| 217. | | 517. | |
| 218. | | 518. | |
| 219. | | 519. | |
| **220. Total paid by/for borrower:** | 57.91 | **520. Total reduction in amount due seller:** | 4,672.91 |
| **300. Cash at settlement from/to borrower:** | | **600. Cash at settlement to/from seller:** | |
| 301. Gross amount due from borrower (line 120) | 69,180.00 | 601. Gross amount due to seller (line 420) | 68,000.00 |
| 302. Less amount paid by/for borrower (line 220) | 57.91 | 602. Less total reduction in amount due seller(line 520) | 4,672.91 |
| **303. CASH (X)FROM ()TO BORROWER** | 69,122.09 | **603. CASH ()FROM (X)TO SELLER** | 63,327.09 |

**SUBSTITUTE FORM 1099 SELLER STATEMENT -** The information contained in Blocks E, G, H and I and on line 401 (or, if line 401 is asterisked, lines 403 and 404), 406, 407 and 408-412 (applicable part of buyer's real estate tax reportable to the IRS) is important tax information and is being furnished to the Internal Revenue Service. If you are required to file a return, a negligence penalty or other sanction will be imposed on you if this item is required to be reported and the IRS determines that it has not been reported.

**SELLER INSTRUCTION -** If this real estate was your principle residence, file form 2119, Sale or Exchange of Principal Residence, for any gain, with your income tax return; for other transactions, complete the applicable parts of form 4797, Form 6252 and/or Schedule D (Form 1040).

You are required by law to provide Central Title, L.L.C. (337) 234-0199 with your correct taxpayer identification number.

If you do not provide Central Title, L.L.C. (337) 234-0199 with your correct taxpayer identification number, you may be subject to civil or criminal penalties.

Ouida Marie DuBois Young

Ouida Marie Dubois Young

By [signature] as agent and atty in fact

| L. Settlement Charges 9/24/10 9:56 AM | | File Number: 201000642 | |
|---|---|---|---|
| 700. | Total sales/broker commission based on : $68,000.00 @ 6.0000% = $4,080.00 | Paid From Borrower's Funds at Settlement | Paid From Seller's Funds at Settlement |
| | Division of commission (line 700) as follows: | | |
| 701. | $2,040.00 + $100.00 to Coldwell Banker Pelican | | |
| 702. | $2,040.00 + ($100.00) to Keller Williams | | |
| 703. | Commission paid at settlement $4,080.00 | | 4,080.00 |
| 704. | | | |
| 800. | Items payable in connection with loan | | |
| 801. | Loan origination fee | | |
| 802. | Loan discount | | |
| 803. | Appraisal fee | | |
| 804. | Credit report | | |
| 805. | Lender's inspection fee | | |
| 806. | Mortgage insurance application fee | | |
| 807. | Assumption fee | | |
| 808. | | | |
| 809. | | | |
| 810. | | | |
| 811. | | | |
| 812. | | | |
| 813. | | | |
| 814. | Yield Spread Premium | | |
| 815. | | | |
| 816. | | | |
| 900. | Items required by lender to be paid in advance | | |
| 901. | Interest from | | |
| 902. | Mortgage insurance premium for | | |
| 903. | Hazard insurance premium for | | |
| 904. | | | |
| 905. | | | |
| 1000. | Reserves deposited with lender | | |
| 1001. | Hazard insurance | | |
| 1002. | Mortgage insurance | | |
| 1003. | City property taxes | | |
| 1004. | County property taxes | | |
| 1005. | Annual assessments (maint.) | | |
| 1006. | | | |
| 1007. | | | |
| 1008. | | | |
| 1009. | Aggregate Adjustment | | |
| 1010. | | | |
| 1011. | | | |
| 1012. | | | |
| 1100. | Title charges | | |
| 1101. | Settlement or closing fee | | |
| 1102. | Abstract or title search to Central Title, L.L.C. | 130.00 | |
| 1103. | Title examination to Central Title, L.L.C. | 250.00 | |
| 1104. | Title insurance binder | | |
| 1105. | Document preparation to Central Title, L.L.C. | 200.00 | 75.00 |
| 1106. | Notary fees | | |
| 1107. | Attorney's fees to Central Title, L.L.C. | 400.00 | |
| | *includes above items no.:* | | |
| 1108. | Title insurance | | |
| | *includes above items no.:* | | |
| 1109. | Lender's coverage | | |
| 1110. | Owner's coverage | | |
| 1111. | Insured Closing Letter | | |
| 1112. | | | |
| 1113. | | | |
| 1114. | | | |
| 1115. | | | |
| 1200. | Government recording and transfer charges | | |
| 1201. | Recording fees: | | |
| 1202. | City/county tax/stamps: | | |
| 1203. | State tax/stamps: | | |
| 1204. | | | |
| 1205. | | | |
| 1206. | | | |
| 1300. | Additional settlement charges | | |
| 1301. | Survey | | |
| 1302. | Pest inspection | | |
| 1303. | Incoming Wire Fee | | |
| 1304. | Recording Service Fee to Central Title, L.L.C. | 200.00 | 25.00 |
| 1305. | Express Mail Service Fee | | |
| 1306. | Cancellation Service Fee | | |
| 1307. | Home Warranty to Old Republic | | 435.00 |
| 1400. | Total settlement charges (entered on lines 103, section J and 502, section K) | 1,180.00 | 4,615.00 |

CERTIFICATION: I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all recei

and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of HUD-1 Settlement Statement.

Blue Victory Holdings, Inc.

Ouida Marie Dubois Young

To the best of my knowledge, the HUD-1 Settlement Statement which I have prepared is a true and accurate account of the funds which were received and have been or will be disbursed by the undersigned as part of the settlement of this transaction.

Central Title, L.L.C.

Date 9/27/10

**SELLER'S AND/OR PURCHASER'S STATEMENT** Seller's and Purchaser's signature hereon acknowledges his/their approval of tax prorations and signifies their understanding that prorations were based on taxes for the preceding year, or estimates for the current year, and in the event of any change for the current year, all necessary adjustments must be made between Seller and Purchaser; likewise any default in delinquent taxes will be reimbursed to Title Company by the Seller.

Title Company, in its capacity as Escrow Agent, is and has been authorized to deposit all funds it receives in this transaction in any financial institution, whether affiliated or not. Such financial institution may provide Title Company computer accounting and audit services directly or through a separate entity which, if affiliated with Title Company, may charge the financial institution reasonable and proper compensation therefore and retain any profits therefrom. Any escrow fees paid by any party involved in this transaction shall only be for checkwriting and input to the computers, but not for aforesaid accounting and audit services. Title Company shall not be liable for any interest or other charges on the earnest money and shall be under no duty to invest or reinvest funds held by it at any time. Sellers and Purchasers hereby acknowledge and consent to the deposit of the escrow money in financial institutions with which Title Company has or may have other banking relationships and further consent to the retention by Title Company and/or its affiliates of any and all benefits (including advantageous interest rates on loans) Title Company and/or its affiliates may receive from such financial institutions by reason of their maintenance of said escrow accounts.

The parties have read the above sentences, recognize that the recitations herein are material, agree to same, and recognize Title Company is relying on the same.

Purchasers/Borrowers

Blue Victory Holdings, Inc.

Sellers

Ouida Marie Dubois Young

**WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar form. Penalties upon conviction can include a fine and** imprisonment. For details see: Title 18: U.S. Code Section 1001 and Section 1010.